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                             THE VANTAGEPOINT FUNDS
                         VANTAGEPOINT EQUITY INCOME FUND
                       VANTAGEPOINT ASSET ALLOCATION FUND
                      VANTAGEPOINT INCOME PRESERVATION FUND

                        SUPPLEMENT DATED JANUARY 5, 2001
                       TO THE PROSPECTUS DATED MAY 1, 2000
                           AS REVISED DECEMBER 1, 2000

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT WHICH IS CONTAINED IN THE PROSPECTUS, AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

SOUTHEASTERN ASSET MANAGEMENT, INC. APPOINTED AS SUBADVISER

The Board of Directors (the "Directors") of The Vantagepoint Funds (the "Company"), including a majority of the Directors who are not "interested persons" of the Company as defined in the Investment Company Act of 1940 ("Independent Directors"), appointed Southeastern Asset Management, Inc. ("Southeastern"), to replace Wellington Management Company LLP ("WMC") as a Subadviser to the Company's Equity Income Fund (the "Fund"). WMC had served as Sub-Adviser to the Fund since August 1999. Southeastern was approved as a Sub-Adviser at a meeting of the Directors held on December 4, 2000 (the "Meeting"), effective December 14, 2000. The appointment and termination do not require Shareholder approval under the terms of an exemptive order issued to the Company by the Securities and Exchange Commission on May 8, 2000.

The terms of the Sub-Advisory Agreement between VIA and Southeastern (the "Agreement") are substantially identical to the terms of the previous Sub-Advisory Agreement between WMC and VIA, except for the rate of the fee payable by the Fund to Southeastern for sub-advisory services. Under the Sub-Advisory Agreement, Southeastern makes investment decisions for the assets of the Fund allocated to it, and continuously reviews, supervises and administers the Fund's investment program with respect to these assets. Southeastern is independent of VIA, and discharges its responsibilities subject to the supervision of VIA and the Directors, and in a manner consistent with the Fund's investment objectives, policies and limitations. The Agreement will remain in effect until December 14, 2002 (unless earlier terminated), and will have to be approved annually thereafter by a majority of the Independent Directors.

In evaluating Southeastern, the Directors received information from VIA and Southeastern. VIA recommended the selection of Southeastern and participated in the search process that led to its recommendation. The search process included on-site interviews of Southeastern's key personnel by a search team composed of VIA representatives [and representatives of an independent consulting firm engaged to assist with the search.] The Directors considered information about portfolio managers, investment philosophy, strategies and process, as well as Southeastern's performance track record, among other factors. In appointing Southeastern, the Directors carefully evaluated: (1) the nature and quality of the services expected to be rendered to the Fund by Southeastern; (2) the distinct investment process of Southeastern; (3) the history, reputation, qualification and background of Southeastern's personnel and its financial condition; (4) its performance record; and (5) other factors deemed relevant. The Directors also reviewed the fees to be paid to Southeastern, including any benefits to be received by Southeastern or its affiliates in connection with soft dollar arrangements.

SUB-ADVISORY FEES

In return for providing sub-advisory services to the Fund, Southeastern will receive a fee based on the average daily net assets of the portion of the Fund managed by Southeastern at the following annual rate:

First $50 million            0.75%
Over $50 million             0.50%


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Based on the assets under management on the effective date of the Agreement, the
Fund will pay a blended sub-advisory fee of 0.58% to Southeastern.

In return for providing sub-advisory services to the Fund, WMC has been entitled to a fee based on the average daily net assets of the portion of the Fund managed by WMC at the following annual rate:

First $50 million            0.40%
Next $50 million             0.30%
Over $100 million            0.25%

For the fiscal year ended December 31, 1999, the aggregate fee payable by the Fund to WMC for investment sub-advisory services for the Fund was $221,273. If its fee had been in effect, Southeastern would have received $415,352, which equals an 88% increase relative to the fee that WMC received under its Sub-Advisory Agreement.

In connection with the appointment of Southeastern, the "Sub-Advisers" Section on page 21 of the Prospectus is amended by removing the description of WMC and inserting the following disclosure relating to Southeastern:

SOUTHEASTERN ASSET MANAGEMENT, INC.

Southeastern Asset Management, Inc. ("Southeastern"), acts as a Sub-Adviser for a portion of the assets of the Equity Income Fund. Southeastern currently has approximately $14 billion in assets under management. The principal business address of Southeastern is 6410 Poplar Avenue, Memphis, TN 38119.

O. Mason Hawkins and G. Staley Cates head an investment team at Southeastern that serves as portfolio manager for the portion of the Fund's assets managed by Southeastern. Mr. Hawkins has served in various investment management capacities with Southeastern for the past 25 years. Southeastern was founded in 1975 and is owned by its principals.

Listed below are the names and principal occupations of the principal executive personnel of Southeastern. The business address of the principal executives at Southeastern is Memphis, TN.

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NAME                                       TITLE
--------------------------------------------------------------------------------
O. Mason Hawkins                           Chairman
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G. Staley Cates                            President
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

AGGREGATE FEES PAID BY THE EQUITY INCOME FUND

The aggregate subadvisory fee the Fund will pay as a result of the appointment of Southeastern is 0.43%, based on assets as of November 30, 2000.

AVATAR ASSOCIATES: REALLOCATION

At a meeting of the Directors held by written consent. VIA's allocation of Asset Allocation Fund assets to Avatar Associates was reduced to zero, pending formal termination of Avatar by the Fund's Directors at a future meeting. Avatar provides Fund-level asset allocation advice. No replacement for Avatar has been identified, and the Fund's assets formerly allocated to Avatar Associates will be allocated to Mellon Capital Management until further notice.

As a result of this change, the Fund will pay an aggregate fee of 0.24% to Mellon Capital for tactical allocation services.


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VANTAGEPOINT INCOME PRESERVATION FUND

The Income Preservation Fund may enter into options transactions as described in the Statement of Additional Information.


The Prospectus is hereby amended to reflect these changes.

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              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE